Exhibit 99.(a)(7)

The Instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal. Computershare Investor Services Inc. (the “Depositary”) or your broker or other financial advisor will assist you in completing this Letter of Transmittal.

This Letter of Transmittal is for use only by registered shareholders. Shareholders whose common shares are registered in the name of a broker, investment dealer, bank, trust company, trustee or other nominee should contact that nominee for assistance in depositing those shares and should follow the instructions of such nominee in order to deposit their shares.

LETTER OF TRANSMITTAL – COMMON SHARES
to accompany certificates for
common shares of

CONTINENTAL MINERALS CORPORATION

This Letter of Transmittal is for use by registered holders (“Shareholders”) of common shares (the “Common Shares”) of Continental Minerals Corporation (“Continental”) in connection with the proposed arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Arrangement”) involving Continental, Jinchuan Group Ltd., JinQing Mining Investment Ltd. (“JMIL”) and 0896097 B.C. Ltd., pursuant to which, subject to receiving all required approvals and the satisfaction of certain closing conditions, all the issued and outstanding Common Shares will be acquired by JMIL. Pursuant to the Arrangement, each Common Share will be transferred by the holder thereof for a cash payment equal to $2.60 per Common Share (less any amount required to be deducted and withheld in respect of such Common Share). Shareholders are strongly urged to read the management information circular of Continental (the “Circular”), accompanying this Letter of Transmittal, delivered in connection with the special meeting of securityholders of Continental to be held on February 18, 2011 (the “Meeting”).

Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Circular have the meanings set out in the Circular.

The Arrangement is anticipated to close in March 2011. Reference should be made to the Circular for more information regarding expected timing for completion of the Arrangement.

In order to receive payment for their Common Shares, Shareholders are required to deposit the certificates representing the Common Shares held by them with the Depositary at the address specified below. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates for Common Shares deposited for payment pursuant to the Arrangement.

TO:	JINQING MINING INVESTMENT LTD.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC.

Upon the Arrangement becoming effective, the undersigned hereby delivers and deposits with the Depositary for transfer the enclosed certificates(s) for Common Shares, details of which are as follows:

Name of Registered Shareholder	Number of Common Shares Deposited*	Certificate Number(s)

* The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 6.

It is understood that, upon receipt of this Letter of Transmittal and of the certificate(s) representing the Common Shares deposited herewith (the “Deposited Shares”) and following the Effective Time, the Depositary will, as soon as practicable, mail by first class mail, postage prepaid, to the undersigned a cheque issued by the Depositary representing the cash amount the undersigned is entitled to receive, or hold such cheque for pick-up in accordance with the instructions set out below and the certificate(s) representing the Deposited Shares will be cancelled. It is understood that all payments will be made net of amounts required to be withheld by law, including any applicable withholding taxes.

The undersigned Shareholder represents and warrants and covenants in favour of Continental and JMIL that: (i) the undersigned is, and will immediately prior to the Effective Time be, the registered holder of the Deposited Shares; (ii) the undersigned has, and will have immediately prior to the Effective Time, good title to the Deposited Shares free and clear of any mortgage, hypothec, lien, pledge, assignment for security, security interest, lease or other charge or encumbrance, including the lien or retained title of a conditional vendor; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares to any other person; (v) the surrender of the Deposited Shares complies with applicable laws; (vi) all information inserted by the undersigned into this Letter of Transmittal is accurate; and (vii) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing to the Depositary by no later than 4:00 p.m. (Vancouver time) on February 17, 2011 or, in the case of an adjournment or postponement of the Meeting, no later than the last Business Day preceding the date of the reconvened Meeting, the undersigned will not transfer or permit to be transferred any of such Deposited Shares except pursuant to the Arrangement. These representations and warranties shall survive the completion of the Arrangement.

The undersigned acknowledges that as and from the Effective Time his or her Common Shares will be transferred to JMIL and that the undersigned’s rights as a former shareholder of Continental will be limited to the right to receive the amount payable by JMIL to the undersigned pursuant to the Arrangement. The undersigned acknowledges and agrees that the terms Deposited Shares and Common Shares as used in this Letter of Transmittal include any and all rights associated with such Deposited Shares and such Common Shares under the provisions of the Shareholder Rights Plan Agreement dated May 1, 2009 between Continental and Computershare Investor Services Inc..

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, the undersigned revokes any and all other authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares. No subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares by or on behalf of the undersigned, unless the Deposited Shares are not taken up and paid for under the Arrangement.

The undersigned hereby acknowledges that the delivery of the Deposited Shares will be effected and the risk of loss and title to such Deposited Shares will pass only upon proper receipt thereof by the Depositary. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

The undersigned surrenders to JMIL, effective at the Effective Time, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes the Depositary lawful attorney of the undersigned, with full power of substitution to deliver the certificates representing the Deposited Shares pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books of Continental.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal will survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

If the Arrangement is not completed or proceeded with or is otherwise terminated in accordance with the terms of the Arrangement Agreement or Arrangement, the enclosed certificate(s) and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Block E, as applicable, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the central securities register of Continental and all covenants and representations hereunder given by the holder shall be deemed terminated.

It is understood that the undersigned will not receive payment in respect of the Deposited Shares until the Arrangement is consummated and until the certificate(s) representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary at the offices specified below, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further understood that no interest will accrue on the purchase price payable in the Arrangement for the Deposited Shares. The undersigned further acknowledges that the payment of the purchase price in respect of the Deposited Shares will completely discharge any obligations of Continental, JMIL and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigne, le soussigne et les destinataires sont presumes avoir requis que tout contrat atteste par l’offre et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédiges exclusivement en langue anglaise.

PLEASE REFER TO THE INSTRUCTIONS BELOW

BLOCK A		BLOCK B
PAYMENT INSTRUCTIONS		DELIVERY INSTRUCTIONS

ISSUE CHEQUE IN THE NAME OF:		SEND CHEQUE (Unless Block “C” is checked)
(please print)		TO:

(Name)		(Name)

(Street Address and Number)		(Street Address and Number)

(City and Province or State)		(City and Province or State)

(Country and Postal (Zip) Code)		(Country and Postal (Zip) Code)

(Telephone - Business Hours)

(Social Insurance or Taxpayer Identification Number)

BLOCK C		BLOCK D
PICK-UP INSTRUCTIONS		TO BE COMPLETED BY ALL
SHAREHOLDERS BY SELECTING ONE
[ ]	HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED	BOX BELOW.

Indicate whether you are a resident of Canada for Canadian tax purposes:

		[ ]	The owner signing below represents that it is a resident of Canada for Canadian tax purposes.

OR

		[ ]	The owner signing below represents that it is not a resident of Canada for Canadian tax purposes.

BLOCK E
DELIVERY INSTRUCTIONS
(in the event that the Arrangement is not completed)

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW. SEE
INSTRUCTION 8 BELOW.

[ ]	Mail certificate(s) to (please fill in address for mailing):

OR

[ ]		Hold certificate(s) for pick-up at the office of the Depositary where this Letter of Transmittal is deposited.

BLOCK F
TO BE COMPLETED BY ALL SHAREHOLDERS

Signature guaranteed by
(if required under Instruction 3)	Date: __________________, 200__

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative - See Instruction 4

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address of Guarantor (please print or type)	Taxpayer Identification, Social Insurance or Social Security Number of Shareholder (please print or type)

Name of Authorized Representative, if applicable (please print or type)

E-mail Address of Guarantor (please print or type)	Daytime telephone number of Shareholder or Authorized Representative

Daytime facsimile number of Shareholder or Authorized Representative

E-mail Address of Shareholder or Authorized Representative

INSTRUCTIONS

1.	Use of the Letter of Transmittal

(a)

In order to permit the timely receipt of the cash proceeds payable in connection with the Arrangement, it is recommended that this Letter of Transmittal (or an originally signed facsimile copy thereof) together with accompanying certificate(s) representing the Deposited Shares be received by the Depositary at the office specified below before 4:00 p.m. (Vancouver time) on February 17, 2011 or, in the case of any adjournment or postponement of the Meeting, no later than 4:00 p.m. (Vancouver time) on the business day before the reconvened Meeting. Do not send the certificates or the Letter of Transmittal to Continental or JMIL.

(b)

The method used to deliver this Letter of Transmittal and any accompanying certificates representing Deposited Shares is at the option and risk of the Shareholder, and delivery will be deemed effective only when such documents are actually received by the Depositary. Continental recommends that the necessary documentation be hand delivered to the Depositary at the offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares.

2.	Signatures

This Letter of Transmittal must be completed, dated and signed by the holder of Common Shares or by such holder’s duly authorized representative (in accordance with Instruction 4).

(a)

If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b)

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the registered owner(s); and

(ii)

the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3 below.

(c)

If any of the Deposited Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Common Shares.

3.	Guarantee of Signatures

No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered owner(s) of the Deposited Shares. If this Letter of and Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if the payment is to be made in a name other than the registered owner(s), or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s), or sent to an address other than the address of the registered owner(s) as shown on the central securities register of Continental, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An "Eligible Institution" means a Canadian schedule 1 chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association, or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of their proof of appointment and authority to act. Any of Continental, JMIL or the Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

5.	Payment and Delivery Instructions

In all cases, either Block B or Block C should be completed and Block E entitled “Delivery Instructions” should be completed. If those blocks are not completed, the cheque for the Deposited Shares or the certificate(s) in respect of the Deposited Shares (if the Arrangement is not completed) will be mailed to the depositing Shareholder at the address of the Shareholders as it appears on the central securities register of Continental.

6.	Miscellaneous

(a)

If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Deposited Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Deposited Shares will be accepted.

(d)

Additional copies of the Circular and the Letter of Transmittal may be obtained from the Depositary or at the office specified below. The Circular and the Letter of Transmittal are also available at the website maintained by The Canadian Depository for Securities Limited www.  sedar.com.

(e)	It is strongly recommended that prior to completing this Letter of Transmittal, the undersigned read the accompanying Circular and discuss any questions with a tax advisor.

(f)	JMIL reserve the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it.

(g)	This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

7.	Lost Certificates

If a certificate representing the Common Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter containing details of the claim for such certificate to be lost, stolen or destroyed, to the Depositary. The Depositary will respond with the replacement requirements in order for you to receive your entitlement, which may include a requirement to provide a bond satisfactory to Continental and JMIL in such sum as JMIL may direct or otherwise indemnify Continental or JMIL in a manner satisfactory to JMIL against any claim that may be made against Continental and JMIL with respect to the certificate alleged to have been lost, stolen or destroyed.

8.	Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) for Deposited Shares received by the Depositary will be returned by you forthwith in accordance with your delivery instructions in Block E. If such Block is not completed, the certificate(s) in respect of the Deposited Shares (if the Arrangement is not completed) will be mailed to the Shareholder at the address of the Shareholder as it appears on the central securities register of Continental.

9.	Privacy Notice

Computershare Investor Services Inc. is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available by writing us at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1. Computershare Investor Services Inc. will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

.

The Depositary is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Mail	By Registered Mail, Hand or by Courier
P.O. Box 7021 31 Adelaide St E Toronto, ON M5C 3H2 Attention: Corporate Actions	100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions
Vancouver By Registered Mail, Hand or Courier 510 Burrard Street 2nd Floor Vancouver, BC V6C 3B9 Attention: Corporate Actions

Toll Free (North America): 1-800-564-6253
Overseas: 1-514-982-7555
E-Mail: Corporateactions@computershare.com

Any questions and requests for assistance may be directed by holders of Common Shares to the Depositary at their respective telephone numbers and locations set out above.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

The Instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal. Computershare Investor Services Inc. (the “Depositary”) or your broker or other financial advisor will assist you in completing this Letter of Transmittal.

This Letter of Transmittal is for use only by registered shareholders. Shareholders whose common shares are registered in the name of a broker, investment dealer, bank, trust company, trustee or other nominee should contact that nominee for assistance in depositing those shares and should follow the instructions of such nominee in order to deposit their shares.

LETTER OF TRANSMITTAL – PREFERRED SHARES
to accompany certificates for
preferred shares of

CONTINENTAL MINERALS CORPORATION

This Letter of Transmittal is for use by registered holders (“Shareholders”) of preferred shares (the “Preferred Shares”) of Continental Minerals Corporation (“Continental”) in connection with the proposed arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Arrangement”) involving Continental, Jinchuan Group Ltd., JinQing Mining Investment Ltd. (“JMIL”) and 0896097 B.C. Ltd. (“Newco”), pursuant to which, subject to receiving all required approvals and the satisfaction of certain closing conditions, all the issued and outstanding Preferred Shares will be acquired by Newco in exchange for the transfer to the holder thereof of 0.5028 common shares of Taseko (“Taseko Shares”) for each one Preferred Share (less any amount required to be deducted and withheld in connection therewith). Shareholders are strongly urged to read the management information circular of Continental (the “Circular”), accompanying this Letter of Transmittal, delivered in connection with the special meeting of securityholders of Continental to be held on February 18, 2011 (the “Meeting”).

Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Circular have the meanings set out in the Circular.

The Arrangement is anticipated to close in March 2011. Reference should be made to the Circular for more information regarding expected timing for completion of the Arrangement.

In order to receive payment for their Preferred Shares, Shareholders are required to deposit the certificates representing the Preferred Shares held by them with the Depositary at the address specified below. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates for Preferred Shares deposited for exchange pursuant to the Arrangement.

TO:	JINQING MINING INVESTMENT LTD.
AND TO:	0896097 B.C. LTD.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC.

Upon the Arrangement becoming effective, the undersigned hereby delivers and deposits with the Depositary for transfer the enclosed certificates(s) for Preferred Shares, details of which are as follows:

Name of Registered Shareholder	Number of Preferred Shares Deposited*	Certificate Number(s)

* The total number of Preferred Shares evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 7.

It is understood that, upon receipt of this Letter of Transmittal and of the certificate(s) representing the Preferred Shares deposited herewith (the “Deposited Shares”) and following the Effective Time, the Depositary will, as soon as practicable and subject to the terms of the Plan of Arrangement, mail by first class mail, postage prepaid, to the undersigned a share certificate representing the number of Taseko Shares the undersigned is entitled to receive, or hold such share certificate for pick-up in accordance with the instructions set out below and the certificate(s) representing the Deposited Shares will be cancelled.

It is understood that the transfer of Taseko Shares to shareholders who are non-residents of Canada within the meaning of the Income Tax Act (Canada) may be subject to withholding taxes under Canadian law and, in this regard, the undersigned acknowledges that in accordance with the provisions of the Plan of Arrangement, Newco and the Depositary will be entitled, for and on behalf of the undersigned, to sell Taseko Shares which the undersigned is otherwise entitled to receive and to remit the net proceeds thereof to the Receiver General of Canada in satisfaction of any such obligation for withholding taxes in accordance with the terms thereof. IN ACCORDANCE WITH THE PLAN OF ARRANGEMENT, SHAREHOLDERS WHO (i) DO NOT PROVIDE A RESIDENCY CERTIFICATION IN BLOCK D DECLARING CANADIAN RESIDENCY WITHIN 14 DAYS OF THE EFFECTIVE DATE, OR (ii) ARE NON-RESIDENTS OF CANADA WHO DO NOT DELIVER A SECTION 116 CERTIFICATE WITHIN 14 DAYS OF THE EFFECTIVE DATE WILL BE ASSUMED TO BE SUBJECT TO NON-RESIDENT WITHHOLDING TAXES AND A PORTION OF SUCH SHAREHOLDER’S TASEKO SHARES WILL BE SOLD TO FUND THE APPLICABLE NON-RESIDENT WITHHOLDING TAXES. All Taseko Shares which are required to be sold will be pooled and sold on the TSX as soon as practicable following the 14th day after the Effective Date. In effecting the sale of Taseko Shares, Newco and the Depositary will exercise their sole judgment as to the timing and manner of sale and will not be obligated to seek or obtain a minimum price. Neither Newco or the Depositary will be liable for any loss arising out of any sale of such Taseko Shares or any loss arising from a delay in transferring Taseko Shares to a Shareholder. The undersigned hereby agrees to indemnify and hold each of Newco and the Depositary harmless from any loss, cost, damage or expense that Newco and/or the Depositary or their respective directors, officers, employees or agents may suffer or incur in connection with any sale of such Taseko Shares on behalf of the undersigned in accordance with the terms of the Plan of Arrangement or any remittance made to the Receiver General of Canada in connection therewith. Shareholders should refer to the Information Circular and Instruction 6 below for further information.

The undersigned Shareholder represents and warrants and covenants in favour of Continental, JMIL and Newco that: (i) the undersigned is, and will immediately prior to the Effective Time be, the registered holder of the Deposited Shares; (ii) the undersigned has, and will have immediately prior to the Effective Time, good title to the Deposited Shares free and clear of any mortgage, hypothec, lien, pledge, assignment for security, security interest, lease or other charge or encumbrance, including the lien or retained title of a conditional vendor; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares to any other person; (v) the surrender of the Deposited Shares complies with applicable laws; (vi) all information inserted by the undersigned into this Letter of Transmittal is accurate; and (vii) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing to the Depositary by no later than 4:00 p.m. (Vancouver time) on February 17, 2011 or, in the case of an adjournment or postponement of the Meeting, no later than the last Business Day preceding the date of the reconvened Meeting, the undersigned will not transfer or permit to be transferred any of such Deposited Shares except pursuant to the Arrangement. These representations and warranties shall survive the completion of the Arrangement.

The undersigned acknowledges that as and from the Effective Time his or her Preferred Shares will be transferred to Newco and that the undersigned’s rights as a former shareholder of Continental will be limited to the right to receive the amount payable by Newco to the undersigned pursuant to the Arrangement.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, the undersigned revokes any and all other authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares. No subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares by or on behalf of the undersigned, unless the Deposited Shares are not taken up and paid for under the Arrangement.

The undersigned hereby acknowledges that the delivery of the Deposited Shares will be effected and the risk of loss and title to such Deposited Shares will pass only upon proper receipt thereof by the Depositary. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

The undersigned surrenders to Newco, effective at the Effective Time, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes the Depositary lawful attorney of the undersigned, with full power of substitution to deliver the certificates representing the Deposited Shares pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books of Continental.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal will survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

If the Arrangement is not completed or proceeded with or is otherwise terminated in accordance with the terms of the Arrangement Agreement or Arrangement, the enclosed certificate(s) and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Block E, as applicable, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the central securities register of Continental and all covenants and representations hereunder given by the holder shall be deemed terminated.

It is understood that the undersigned will not receive payment in respect of the Deposited Shares until the Arrangement is consummated and until the certificate(s) representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary at the offices specified below, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary and otherwise in accordance with the Plan of Arrangement. It is further understood that no interest will accrue on the purchase price payable in the Arrangement for the Deposited Shares. The undersigned further acknowledges that the payment of the purchase price in respect of the Deposited Shares will completely discharge any obligations of Continental, JMIL, Newco and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigne, le soussigne et les destinataires sont presumes avoir requis que tout contrat atteste par l’offre et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédiges exclusivement en langue anglaise.

PLEASE REFER TO THE INSTRUCTIONS BELOW

BLOCK A		BLOCK B
REGISTRATION INSTRUCTIONS		DELIVERY INSTRUCTIONS

ISSUE NEW SHARE CERTIFICATE IN THE NAME OF:		SEND SHARE CERTIFICATE (Unless Block “C” is checked)
(please print)		TO:

(Name)		(Name)

(Street Address and Number)		(Street Address and Number)

(City and Province or State)		(City and Province or State)

(Country and Postal (Zip) Code)		(Country and Postal (Zip) Code)

(Telephone - Business Hours)

(Social Insurance or Taxpayer Identification Number)

BLOCK C		BLOCK D
PICK-UP INSTRUCTIONS		TO BE COMPLETED BY ALL
SHAREHOLDERS BY SELECTING ONE
[ ]	HOLD SHARE CERTIFICATE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED	BOX BELOW.

Indicate whether you are a resident of Canada for Canadian tax purposes:

		[ ]	The undersigned below represents that the owner of the Preferred Shares is a resident of Canada for Canadian tax purposes.

OR

		[ ]	The undersigned below represents that the owner of the Preferred Shares is not a resident of Canada for Canadian tax purposes.

BLOCK E
DELIVERY INSTRUCTIONS
(in the event that the Arrangement is not completed)

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW. SEE
INSTRUCTION 9 BELOW.

[ ]	Mail certificate(s) to (please fill in address for mailing):

OR

[ ]		Hold certificate(s) for pick-up at the office of the Depositary where this Letter of Transmittal is deposited.

BLOCK F
TO BE COMPLETED BY ALL SHAREHOLDERS

Signature guaranteed by
(if required under Instruction 3)	Date: __________________, 200__

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative - See Instruction 4

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address of Guarantor (please print or type)	Taxpayer Identification, Social Insurance or Social Security Number of Shareholder (please print or type)

Name of Authorized Representative, if applicable (please print or type)

E-mail Address of Guarantor (please print or type)	Daytime telephone number of Shareholder or Authorized Representative

Daytime facsimile number of Shareholder or Authorized Representative

E-mail Address of Shareholder or Authorized Representative

INSTRUCTIONS

1.	Use of the Letter of Transmittal

(a)

In order to permit the timely receipt of the share certificates representing the Taseko Shares to be exchanged for Preferred Shares under the Arrangement, it is recommended that this Letter of Transmittal (or an originally signed facsimile copy thereof) together with accompanying certificate(s) representing the Deposited Shares be received by the Depositary at the office specified below before 4:00 p.m. (Vancouver time) on February 17, 2011 or, in the case of any adjournment or postponement of the Meeting, no later than 4:00 p.m. (Vancouver time) on the business day before the reconvened Meeting. Do not send the certificates or the Letter of Transmittal to Continental or JMIL.

(b)

The method used to deliver this Letter of Transmittal and any accompanying certificates representing Deposited Shares is at the option and risk of the Shareholder, and delivery will be deemed effective only when such documents are actually received by the Depositary. Continental recommends that the necessary documentation be hand delivered to the Depositary at the offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Preferred Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Preferred Shares.

2.	Signatures

This Letter of Transmittal must be completed, dated and signed by the holder of Preferred Shares or by such holder’s duly authorized representative (in accordance with Instruction 4).

(a)

If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b)

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if the share certificate for the Taseko Shares are to be registered to a person other than the registered owner(s) of the deposited certificates:

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the registered owner(s); and

(ii)

the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3 below.

(c)

If any of the Deposited Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Preferred Shares.

3.	Guarantee of Signatures

No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered owner(s) of the Deposited Shares. If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if the share certificate for the Taseko Shares is to be registered in a name other than the registered owner(s), or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s), or sent to an address other than the address of the registered owner(s) as shown on the central securities register of Continental, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian schedule 1 chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association, or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of their proof of appointment and authority to act. Any of Continental, JMIL, Newco or the Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

5.	Delivery Instructions

In all cases, either Block B or Block C should be completed and Block E entitled “Delivery Instructions” should be completed. If those blocks are not completed, the share certificate representing the Taseko Shares being exchanged for the Deposited Shares or the certificate(s) in respect of the Deposited Shares (if the Arrangement is not completed) will be mailed to the depositing Shareholder at the address of the Shareholders as it appears on the central securities register of Continental.

6.	Tax Residency

All Shareholders must complete Block D.

Canadian Resident Shareholders

Where a Shareholder who is a resident of Canada for Canadian tax purposes (a “Canadian Resident Shareholder”) delivers a residency declaration in Block D declaring Canadian residency within 14 days of the Effective Date, the Depositary will release the Taseko Shares to the Canadian Resident Shareholder.

Where a Canadian Resident Shareholder does not deliver a residency declaration in Block D declaring Canadian residency within 14 days of the Effective Date, such holder will be treated as a non-resident and assumed to be subject to 25% non-resident withholding taxes, and Newco will be entitled to sell a portion of such Canadian Resident Shareholder’s Taseko Shares to fund non-resident withholding taxes.

Where a Canadian Resident Shareholder delivers a residency declaration in Block D declaring Canadian residency more than 14 days after the Effective Date, but prior to the 28th day following the last day of the month in which the Effective Date occurs, the Depositary will release the Net Proceeds realized from the sale of the Canadian Resident Shareholder’s Taseko Shares along with any remaining Taseko Shares to the Canadian Resident Shareholder.

Where a holder who would otherwise be a Canadian Resident Shareholder does not deliver a residency declaration in Block D declaring Canadian residency prior to the 28th day following the last day of the month in which the Effective Date occurs, Newco or the Depositary will remit the amount that Newco reasonably believes it is required to remit under the ITA (on the assumption that the holder is not a resident of Canada for Canadian tax purposes) to the Receiver General of Canada and such amount will not be delivered by Newco or the Depositary to the holder.

Non-Resident Shareholders

Where a Shareholder who is not a resident of Canada for Canadian tax purposes (a “Non-Resident Shareholder”) does not deliver a Section 116 Certificate within 14 days of the Effective Date, such Non-Resident Shareholder will be assumed to be subject to 25% non-resident withholding taxes and Newco will be entitled to sell a portion of such Non-Resident Shareholder’s Taseko Shares to fund nonresident withholding taxes.

Non-Resident Shareholders are urged to consult with their own tax advisors as soon as possible in advance of the Effective Date with respect to obtaining a Section 116 Certificate. Non-Resident Shareholders may apply to the CRA for a Section 116 Certificate by submitting a completed Form T2062: “Request by a Non-Resident of Canada for a Certificate of Compliance Relating to a Disposition of Taxable Canadian Property” (“Form T2062”) and the required supporting information to the Vancouver Tax Services Office of the CRA. The Form T2062 can be obtained from the CRA’s website at http://www.cra-arc.gc.ca/E/pbg/tf/t2062/t2062-08e.pdf. The CRA’s instructions for completing the Form T2062 are included with the Form T2062. To assist Non-Resident Shareholders in completing the Form T2062, Continental has posted a partially completed sample Form T2062 on its website. The partially completed sample Form T2062 includes only the information that is available to Continental, it does not include information specific to a Non-Resident Shareholder (referred to on the Form T2062 as the Vendor). The sample Form T2062 is prepared on the assumption that the Form T2062 is completed and submitted to the CRA prior to the Effective Date, and would require amendment if submitted on or after the Effective Date. Notwithstanding that Continental has posted a partially completed sample Form T2062 on its website, the proper completion of the Form T2062 is the responsibility of the Shareholder and neither Continental nor Newco is responsible for the proper or accurate completion, or timely filing, of the Form T2062. Furthermore, no assurance can be given that the CRA will issue Section 116 Certificates. In such case, to avoid non-resident withholding taxes, a Non-Resident Shareholder would need to deliver other evidence satisfactory to Newco in its reasonable discretion, such as a letter from the CRA, allowing for the exchange of the Preferred Shares for Taseko Shares free of any obligation on the part of Newco to withhold and remit any withholding taxes.

Where a Non-Resident Shareholder delivers a Section 116 Certificate (or other evidence satisfactory to Newco in its reasonable discretion) allowing for the exchange of the Non-Resident Shareholder’s Preferred Shares for Taseko Shares free of any obligation on the part of Newco to withhold and remit under the ITA within 14 days of the Effective Date, the Depositary will release the Taseko Shares to the Non-Resident Shareholder.

Where a Non-Resident Shareholder delivers a Section 116 Certificate (or other evidence satisfactory to Newco in its reasonable discretion) allowing for the exchange of the Non-Resident Shareholder’s Preferred Shares for Taseko Shares free of any obligation on the part of Newco to withhold and remit under the ITA, more than 14 days after the Effective Date, but prior to the 28th day following the last day of the month in which the Effective Date occurs, the Depositary will release the Net Proceeds realized from the sale of the Non-Resident Shareholder’s Taseko Shares along with any remaining Taseko Shares to the Non-Resident Shareholder.

Where a Non-Resident Shareholder does not provide a Section 116 Certificate or other evidence satisfactory to Newco in its reasonable discretion allowing for the exchange of the Non-Resident Shareholder’s Preferred Shares for Taseko Shares free of any obligation on the part of Newco to withhold and remit any withholding taxes prior to the 28th day following the last day of the month in which the Effective Date occurs or by such later date as agreed to with the Canada Revenue Agency, Newco or the Depositary will remit the amount that Newco reasonably believes it is required to remit under the ITA to the Receiver General of Canada and such amount will not be delivered by Newco or the Depositary to the Non-Resident Shareholder.

7.	Miscellaneous

(a)

If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Deposited Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Deposited Shares will be accepted.

(d)

Additional copies of the Circular and the Letter of Transmittal may be obtained from the Depositary or at the office specified below. The Circular and the Letter of Transmittal are also available at the website maintained by The Canadian Depository for Securities Limited www.sedar.com.

(e)	It is strongly recommended that prior to completing this Letter of Transmittal, the undersigned read the accompanying Circular and discuss any questions with a tax advisor.

(f)	JMIL reserves the right, in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it.

(g)	This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

8.	Lost Certificates

If a certificate representing the Preferred Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter containing details of the claim for such certificate to be lost, stolen or destroyed, to the Depositary. The Depositary will respond with the replacement requirements in order for you to receive your entitlement, which may include a requirement to provide a bond satisfactory to Continental, JMIL and Newco in such sum as JMIL may direct or otherwise indemnify Continental, JMIL and Newco in a manner satisfactory to JMIL against any claim that may be made against them with respect to the certificate alleged to have been lost, stolen or destroyed.

9.	Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) for Deposited Shares received by the Depositary will be returned by you forthwith in accordance with your delivery instructions in Block E. If such Block is not completed, the certificate(s) in respect of the Deposited Shares (if the Arrangement is not completed) will be mailed to the Shareholder at the address of the Shareholder as it appears on the central securities register of Continental.

10.	Privacy Notice

Computershare Investor Services Inc. is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available by writing us at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1. Computershare Investor Services Inc. will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

.

The Depositary is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Mail	By Registered Mail, Hand or by Courier
P.O. Box 7021 31 Adelaide St E Toronto, ON M5C 3H2 Attention: Corporate Actions	100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions
Vancouver By Registered Mail, Hand or Courier 510 Burrard Street 2nd Floor Vancouver, BC V6C 3B9 Attention: Corporate Actions

Toll Free (North America): 1-800-564-6253
Overseas: 1-514-982-7555
E-Mail: Corporateactions@computershare.com

Any questions and requests for assistance may be directed by holders of Preferred Shares to the Depositary at their respective telephone numbers and locations set out above.